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Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.1a-11(c) orss.240.1a-12

                              GULFWEST ENERGY INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

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     (5)  Total fee paid.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 12, 2003

     This Proxy  Statement is being first mailed on May 12, 2003 to shareholders of GulfWest  Energy Inc. (the "Company") by the Board of Directors (the "Board")
to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders
(the  "Meeting")  to be held at the  Company's  offices  at 480 N.  Sam  Houston
Parkway E., Suite 300, Houston,  Texas 77060, (281) 820-1919, on Thursday,  June
12, 2003 at 10:30 a.m.  local time, or at such other time and place to which the
Meeting may be adjourned.

     All shares represented by valid Proxies,  unless the shareholder  otherwise specifies,  will be voted (i) FOR the election of the persons named herein under
"Election of Directors" as nominees for election as directors of the Company for the term described  therein and (ii) at the discretion of the Proxy holders with regard to any other  matter  that may  properly  come  before the Meeting or any adjournments thereof.

     Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.  The Proxy may be revoked at any time by providing written  notice of such  revocation to GulfWest  Energy Inc., 480 N. Sam Houston
Parkway E., Suite 300, Houston, Texas 77060, Attention: Jim C. Bigham. If notice
of  revocation  is  not  received  by  the  Meeting  date,  a  shareholder   may
nevertheless  revoke a Proxy if the shareholder  attends the Meeting and desires to vote in person.

                        RECORD DATE AND VOTING SECURITIES

     The record date for  determining the  shareholders  entitled to vote at the
Meeting is the close of business on April 30, 2003 (the "Record Date"), at which time the Company had 18,492,541  shares of Common Stock issued and  outstanding.
Common Stock is the only class of outstanding voting securities of the Company.

                                QUORUM AND VOTING

     In  order  to be  validly  approved  by  the  shareholders,  each  proposal described  herein must be approved by the affirmative  vote of a majority of the shares  represented and voting at the meeting at which a quorum is present.  The presence  at the  Annual  Meeting,  in person or by Proxy,  of the  holders of a one-third of the issued and  outstanding  shares of Common Stock is necessary to constitute a quorum to transact  business.  Each share represented at the Annual
Meeting in person or by Proxy will be counted  toward a quorum.  In deciding all questions and other  matters,  a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board will consist of five directors,  four of whom have been nominated by the Board for  re-election and one newly  nominated,  to serve until the next
Annual Meeting of Shareholders  and until their successors have been elected and qualified.

     It is expected  that the  nominees  named below will be able to accept such nominations.  If any of the  below  nominees  for any  reason  is  unable  or is unwilling  to serve at the time of the  Meeting,  the  Proxy  holders  will have discretionary  authority to vote the Proxy for a substitute nominee or nominees.
The  following  sets forth  information  as to the  nominees for election at the
Meeting,  including their ages,  present principal  occupations,  other business experience  during the last five years,  memberships  on committees of the Board and directorships in other publicly-held companies.

THE BOARD  RECOMMENDS  THE  SHAREHOLDERS  VOTE "FOR" THE ELECTION OF EACH OF THE
NOMINEES LISTED BELOW.

                                    NOMINEES

                                                            Year First Elected
Name                       Age   Position                   Director or Officer
----                       ---   --------                   -------------------

J. Virgil Waggoner(1)(2)   75    Chairman of the Board      1997

Thomas R. Kaetzer          44    Chief Executive Officer,   1998
                                 President and Director

John E. Loehr(1)(2)        57    Director                   1992

Marshall A. Smith III      54    Director                   1989

M. Scott Manolis           49    Nominee for Director        -                                 -

     (1)  Member  of  the  Audit  Committee.
     (2)  Member  of  the  Compensation Committee.

     J. Virgil  Waggoner has served as a director of GulfWest  since December 1,
1997 and was elected Chairman of the Board in May, 2002. Mr.  Waggoner's  career in the  petrochemical  industry  began in 1950 and  included  senior  management positions with Monsanto Company and El Paso Products Company,  the petrochemical and plastics unit of El Paso Company. He served as president and chief executive officer of Sterling Chemicals,  Inc. from the firm's inception in 1986 until its sale and his retirement in 1996. He is currently chief executive  officer of JVW
Investments, Ltd., a private company.

     Thomas R. Kaetzer was appointed  senior vice president and chief  operating officer of  GulfWest  on  September  15,  1998 and on  December  21, 1998 became president and a director.  On March 20, 2001, he was appointed  chief  executive officer.  Mr.  Kaetzer  has 17  years  experience  in the oil and gas  industry, including 14 years with Texaco Inc., which involved the evaluation, exploitation and  management  of oil  and  gas  assets.  He has  both  onshore  and  offshore
experience  in  operations  and  production   management,   asset   acquisition,
development,  drilling and workovers in the  continental  U.S.,  Gulf of Mexico,
North Sea,  Colombia,  Saudi Arabia,  China and West Africa.  Mr.  Kaetzer has a
Masters Degree in Petroleum Engineering from Tulane University and a Bachelor of
Science Degree in Civil Engineering from the University of Illinois.

     Marshall A. Smith III founded  GulfWest and served as an officer in various capacities,  including  president,  chief executive  officer and chairman of the board,  from July 1989 until his resignation in May 2002. He is currently a paid consultant and remains a director.

     John E. Loehr has served as a director of GulfWest since 1992, was chairman of the board  from  September  1,  1993 to July 8, 1998 and was chief  financial officer from November 22, 1996 to May 28, 1998. He is also  currently  president and sole  shareholder of ST Advisory  Corporation,  an investment  company,  and vice-president of Star-Tex Trading Company,  also an investment  company. He was formerly president of Star-Tex Asset Management,  a  commodity-trading  advisor, and a position he held from 1988 until 1992 when he sold his ownership interest.
Mr.  Loehr is a CPA and a member of the American  Institute of Certified  Public
Accountants.

     M. Scott  Manolis is newly  nominated to the board.  He is the chairman and
chief  executive  officer  of  Intermarket   Management,   LLC  and  Intermarket
Brokerage,   LLC.  He  has  over  twenty  years  experience  in  commodity  risk management, commodity finance and commodity-based investments. Prior to founding
Intermarket,  Mr. Manolis  concurrently served as managing director of Commodity
Strategies  for Refco Group,  LTD. and Managing  Director of Global  Derivatives
Strategies for  Forstmann-Leff  International  (an asset  management firm wholly owned by Refco Group, LTD), where he directed commodity-based investments. Prior to that, he served as a vice  president and director of the Commodity  Portfolio
Management Group at Jefferies and Company. He received a B. S. in Economics from the University of South Dakota in 1979.

                          BOARD MEETINGS AND COMMITTEES

     Our  board  of  directors  has   established  an  audit   committee  and  a
compensation  committee.  The functions of these committees,  their members, and the number of meetings held during 2002 are described below.

     The audit  committee  was  established  to review  and  appraise  the audit efforts  of our  independent  auditors,  and  monitor  the  company's  accounts, procedures  and internal  controls.  The  committee was comprised of Mr. John E.
Loehr (Chairman),  Mr. J. Virgil Waggoner,  Mr. John P. Boylan and Mr. Steven M.
Morris. The committee met twice in 2002.

     The function of the  compensation  committee is to fix the annual  salaries and other  compensation  for the officers and key employees of the Company.  The committee was comprised of Mr. J. Virgil Waggoner (Chairman),  Mr. John E. Loehr
and Mr. Steven M. Morris. The committee met twice in 2002.

                            COMPENSATION OF DIRECTORS

     The  shareholders  approved an amended and restated  Employee  Stock Option
Plan on May 28, 1998,  which  included a provision for the payment of reasonable fees in cash or stock to  directors.  No fees were paid to  directors in 2002 or
2001.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information  regarding  compensation paid to the Company's  executive officers whose total annual compensation is $100,000 or more during each of the last three years.

                                                                  Long Term
                                                                 Compensation
                              Annual Compensation                  Awards
                              --------------------------------- --------------------------------
                                                      Other                             All
                                                      Annual    Restricted             Other
                              Year                    Compen-    Stock                 Compen-
Name and Principal Position   End  Salary($) Bonus($) sation($)  Awards($) Options(#)  sation($)
---------------------------   ---  --------- -------  --------- --------   ----------  ---------
Marshall A. Smith III (1)     2002 150,000     -       12,500       -          -          -
                              2001 150,000     -         -          -          -          -
                              2000 125,000     -         -          -          -          -

Thomas R. Kaetzer (2)         2002 175,000     -       25,000       -        100,000      -
   President and              2001 168,750     -         -          -        135,000      -
   Chief Executive Officer    2000 125,000     -         -          -          -          -

(1)  Mr. Smith  served as chief  executive  officer  until March 20, 2001 and as chairman of the board until his resignation on May 11, 2002. As chairman of the board,  Mr.  Smith  devoted  full time to the  business of the Company.
     Effective June 1,2002,  he became a paid  consultant at an annual salary of
     $150,000 plus a $25,000 annual  contribution  to a life  insurance  savings account to be paid monthly.

(2)  Mr.  Kaetzer  joined the Company as chief  operating  officer in September,
     1998, was elected  president in December,  1998 and chief executive officer on March 20,  2001.  His base  annual  salary was  increased  to  $175,000, effective October 1, 2001.

Option Grants During 2002

     Mr. Kaetzer was granted warrants to purchase 100,000 shares of common stock at an exercise price of $.75 per share on April 30, 2002.

Option Exercises During 2002 and
Year End Option Values (1)

                             Number of  Securities         Value of Unexercised
                         Underlying Unexercised Options    In-the-Money Options
                               at FY-End (#)                   at FY-End ($)
                               Exercisable/                    Exercisable/
Name                           Unexercisable                   Unexercisable
----------------------   ------------------------------    ---------------------

Marshall A. Smith III             20,000                           -0-
                                   -0-                             -0-

Thomas R. Kaetzer                 335,000                          -0-
                                   -0-                             -0-

(1)  No shares were  acquired  or value  realized  upon the  exercise of options since no options were exercised by Mr. Smith or Mr. Kaetzer.

Employment Agreements

     Effective October 1, 2001, the Company entered into an Employment Agreement with Mr. Thomas R. Kaetzer,  president and chief executive  officer for a period of three years.  Under the Employment  Agreement,  Mr.  Kaetzer  receives a base annual  salary  of  $150,000,  plus  a  $25,000  annual  contribution  to a life insurance  savings account to be paid monthly.  Mr. Kaetzer will also be awarded
5-year  warrants to purchase  300,000 shares of common stock issued 100,000 each year over the three year period.

     In the event of a change of control,  Mr.  Kaetzer  will have the option to continue  as an  employee  of the  Company  under  the  terms of the  Employment
Agreements  or receive a lump-sum  cash  severance  payment equal to 200% of his annual base salary for the year following the change of control.

Report of the Compensation Committee
of the Board on Executive Compensation

     On April 16, 1993, the Board  established  the  Compensation  Committee and authorized it to develop and administer an executive  compensation system, which will enable the Company to attract and retain qualified executives. Compensation for the chairman of the board,  the president and chief executive  officer,  and other  executive  officers is determined  by the  Compensation  Committee  which
functions  under  the  philosophy  that  compensation  of  executive   officers,
specifically including that of the president and chief executive officer, should be directly and materially linked to the Company's performance.

     On March 20, 2001, the  Compensation  Committee  recommended  and the Board approved an annual  salary of $150,000  for Mr.  Smith as Chairman of the Board.
Mr.  Smith  founded  the  Company and served as  president  and chief  executive officer  from 1989 until  December  1998,  when he  resigned  as  president.  He continued as chief  executive  officer until March 20, 2001, when he was elected chairman of the board, a position he held until May 11, 2002. As chairman of the board,  Mr. Smith  devoted  full time to the business of the Company.  Effective
June 1, 2002,  the  Compensation  Committee  recommended  and the Board approved entering  into a 3-year  consulting  agreement  with Mr. Smith  whereby he would receive an annual salary of $150,000,  plus a $25,000 annual  contribution  to a life insurance savings account to be paid monthly.

     On September 26, 2001, the Compensation Committee recommended and the Board approved  entering  into an  Employment  Agreement  with Mr.  Thomas R. Kaetzer, president and chief executive officer effective October 1, 2001, for a period of three years. Under the Employment Agreement,  Mr. Kaetzer receives a base annual salary of  $150,000,  plus a $25,000  annual  contribution  to a life  insurance savings  account to be paid  monthly,  and 5-year  warrants to purchase  300,000 shares of common stock  issued  100,000  each year over the  three-year  period.
Effective October 1, 2002, the Compensation  Committee recommended and the Board approved increasing his annual salary to $175,000.

     This report is submitted by the members of the Compensation Committee:

     Compensation Committee:
     ----------------------

     J. Virgil Waggoner, Chairman    John E. Loehr    Steven M. Morris

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2002, Messrs.  Waggoner,  Loehr and Morris served on the
Company's Compensation  Committee.  No interlocking  relationship exists between any member of the Company's Board of Directors or Compensation Committee and any
member of the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On  April  26,  2001,  the  Company  obtained  a line  of  credit  of up to
$2,500,000  from a bank for which two directors,  Mr. J. Virgil Waggoner and Mr.
Marshall A. Smith, were guarantors. On April 3, 2002, the balance of the line of credit was retired  and a new line of credit of up to  $3,000,000  was  obtained from the bank for which Mr. Waggoner and Mr. Smith were guarantors.

                             AUDIT COMMITTEE REPORT

     The Board of Directors  of the Company  adopted a written  Audit  Committee
Charter on March 22, 2001.  All members of the Audit  Committee are  independent directors  as  defined  in  Rule  4200(a)(14)  of the  National  Association  of
Securities Dealer Inc.'s listing standards.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management,  and the  Company's  independent  auditors,  the  audited  financial statements of the Company  contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The Audit  Committee has received and reviewed the written  disclosures and the letter from the  Company's  independent  auditors  required by  Independence
Standards  Board Standard No. 1 (titled,  "Independence  Discussions  with Audit
Committees").  The  Company's  independent  auditors  do not  perform  non-audit services for the Company.

     Based on the review and discussions  referred to above, the Audit Committee recommended to the Board of Directors that the audited  financial  statements be included in the  Company's  Annual Report on Form 10-K for the fiscal year ended
December 31, 2002, filed with the SEC.

Audit Committee:
----------------

John E. Loehr, Chairman  J. Virgil Waggoner  Steven M. Morris  John P. Boylan

Stock Performance Chart

     The following chart compares the yearly percentage change in the cumulative total  shareholder  return on the  Company's  common stock during the five years ended  December  31, 2002 with the  cumulative  total return on The Nasdaq Stock
Market Index and The Nasdaq  Non-Financial  Stock Index. The comparison  assumes
$100 was invested on December 31, 1997 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company paid no dividends during such five-year period.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
        AMONG COMPANY, NASDAQ INDEX AND NASDAQ NON-FINANCIAL STOCK INDEX

               12/31/1997 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002

GULFWEST       $100.00    $ 20.00    $ 35.20    $ 48.00    $ 26.80    $ 17.60
NASDAQ         $100.00    $140.99    $261.48    $157.77    $125.16    $ 86.53
NASDAQ NON-
  FINANCIAL    $100.00    $ 97.55    $ 96.50    $104.23    $114.52    $117.85

         Security Ownership of Certain Beneficial Owners and Management

     The following  table sets forth  information as of April 30, 2003 regarding the beneficial  ownership of common stock by each person known by the Company to own  beneficially 5% or more of the outstanding  common stock,  each director of the Company,  certain named executive officers,  and the directors and executive officers  of the Company as a group.  The  persons  named in the table have sole voting and investment  power with respect to all shares of common stock owned by them, unless otherwise noted.

     Beneficial ownership is determined in accordance with the rules of the SEC.
For the  purpose of  calculating  the number of shares  beneficially  owned by a shareholder and the percentage  ownership of that shareholder,  shares of Common
Stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date by that shareholder are deemed outstanding.

Name and Address of            Amount and Nature of
 Beneficial Owner              Beneficial Ownership        Percent
 ----------------              --------------------        -------

J. Virgil Waggoner               10,053,929     1,2         54.3%

Thomas R. Kaetzer                   533,852     2,3          2.8%

Jim C. Bigham                       245,985     2,4          1.3%

Richard L. Creel                    100,000     2,5           .5%

William T. Winston                  170,000     2,6           .9%

John E. Loehr                       417,491     2,7          2.2%

John P. Boylan                         -                      -

Marshall A. Smith III             1,055,759     2,8          5.6%

All current directors and
officers as a group (8 persons)  12,577,016       9         65.6%

1    Includes 20,000 shares subject to currently exercisable options.

2    Shareholder's  address  is 480 N. Sam  Houston  Parkway  East,  Suite  300,
     Houston, Texas 77060.

3    Includes 196,226 shares owned directly,  2,626 shares owned by his wife and
     335,000 shares subject to currently exercisable warrants and options.

4    Includes  195,000  shares  subject to  currently  exercisable  warrants and options.

5    Includes 80,000 subject to currently exercisable options.

6    Includes  150,000  shares  subject to  currently  exercisable  warrants and options.

7    Includes 62,653 shares held directly; and 64,838 shares held by ST Advisory
     Corporation  and 290,000 shares subject to currently  exercisable  warrants and options.  Mr. Loehr is president  and sole  shareholder  of ST Advisory
     Corporation.

8    Includes 596,046 shares owned directly,  2,959 shares owned by his wife and
     456,754 shares subject to currently exercisable warrants and options.

9    Includes  1,386,754  shares subject to currently  exercisable  warrants and options.

                             SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the  Company's  officers and  directors,  and persons who own more than 10% of a registered class of the Company's equity securities,  to file initial reports of ownership and reports of changes in ownership  with the  Securities and Exchange
Commission  (the "SEC").  Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms  received by it with respect to 2002, or written  representations from certain reporting persons, the
Company believes that its officers,  directors and persons who own more than 10%
of a registered class of the Company's equity  securities have complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

     The Board has engaged  Weaver &  Tidwell,  L.L.P.,  Dallas,  Texas,  as independent  auditors  to examine the  Company's  accounts.  Representatives  of
Weaver & Tidwell, L.L.P. are not expected to be present at the Meeting.

Audit Fees

     The aggregate fees billed by Weaver & Tidwell for professional services rendered for the audit of the Company's annual financial  statements and reviews of the financial  statements included in the Company's quarterly reports on Form
10-Q for the year 2002 were $54,538.

Non-audit Services

     Weaver &  Tidwell provided no non-audit  services to the Company in the year 2002.

                             SHAREHOLDERS' PROPOSALS

     Shareholders  may submit  proposals on matters  appropriate for shareholder action at subsequent  annual meetings of the Company  consistent with Rule 14a-8 promulgated  under the  Securities  Exchange Act of 1934,  as amended.  For such proposals to be considered in the Proxy Statement and Proxy relating to the 2004
Annual  Meeting of  Shareholders  they must be received by the Company not later than January 5, 2004. Such proposals should be directed to GulfWest Energy Inc.,
480 N. Sam Houston Parkway E., Suite 300, Houston, Texas 77060, Attn: Secretary.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for  consideration at the Meeting.  However,  should any other matters properly  come  before  the  Meeting  or  any  adjournments  thereof,  it is the intention of the persons named in the  accompanying  Proxy to vote in accordance with their best judgment in the interest of the Company.

                                       10

                                  MISCELLANEOUS

     All costs  incurred  in the  solicitation  of Proxies  will be borne by the
Company.  In addition to solicitation by mail, the officers and employees of the
Company may solicit  Proxies by  telephone,  telegraph  or  personally,  without additional  compensation.  The Company may also make arrangements with brokerage houses and other  custodians,  nominees and  fiduciaries  for the  forwarding of solicitation  materials to the beneficial  owners of shares of Common Stock held of record by such persons,  and the Company may reimburse such brokerage  houses and other custodians,  nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. The Company has not engaged a proxy solicitor.

     The Annual  Report to  Shareholders  of the  Company,  including  financial statements  for the  year  ended  December  31,  2002,  accompanies  this  Proxy
Statement. The Annual Report is not to be deemed part of this Proxy Statement.

Houston, Texas
May 12, 2003                            By Order of the Board of Directors
                                        /s/  Jim C. Bigham
                                        Jim C. Bigham, Secretary

                                       11

                              GULFWEST ENERGY INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 2003

     The  undersigned  hereby  appoints Jim C. Bigham proxy of the  undersigned, with power of  substitution,  to vote all shares of Common  Stock of the Company held by the undersigned  which are entitled to be voted at the Annual Meeting of
Shareholders  to be held  June  12,  2003,  and any  adjournment(s)  thereof  as effectively as the undersigned could do if personally present.

     (1) To elect the following  persons as  directors,  each to serve until the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified:

J. Virgil Waggoner      Thomas R. Kaetzer      M. Scott Manolis
John E. Loehr           Marshall A. Smith III

                FOR all persons listed (except as marked to the contrary below.)
         ----
                Withhold authority to vote for all nominees
         ----
                Withhold authority to vote for nominee(s), named below:
         ----

     (2) In the  discretion  of the Proxy  holder,  on any other matter that may properly come before the meeting or any adjournments thereof.

     The shares  represented  by this Proxy will be voted as directed.  WHERE NO
DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTER (1) above.

     The  undersigned  hereby revokes any proxy or proxies  heretofore  given to vote or act with respect to the Common Stock of the Company and hereby  ratifies and  confirms  all that  the  Proxy,  or his  substitutes,  or any of them,  may lawfully do by virtue hereof.

     Please  sign  below,  date,  detach and return  this page  promptly  in the enclosed envelope.

Dated:
        ---------------------------    -----------------------------------------

                    IMPORTANT: Please date this Proxy and sign your name exactly as it  appears  to the  left.  When  signing  on behalf of a
                    corporation,   partnership,   estate,   trust  or  in  other
                    representative  capacity,  please sign name and title. Where there is more than one owner, each owner must sign.

                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on June 12, 2003

     NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of the  Shareholders  of
GulfWest Energy Inc. (the  "Company")  will be held at the Company's  offices at
480 N. Sam Houston Parkway E., Suite 300, Houston,  Texas 77060, (281) 820-1919,
on Thursday, June 12, 2003 at 10:30 a.m. local time, for the following purposes:

     (1) To elect five members of the Board of Directors,  which will consist of five  directors,  for the term of one year or until the next Annual Meeting of Shareholders.

     (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The close of  business  on April 30, 2003 has been fixed as the record date for  determining  shareholders  entitled  to notice of and to vote at the Annual
Meeting of Shareholders or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting,  a complete list of  shareholders  entitled to vote at the Annual Meeting will be open to the  examination  of any  shareholder during  ordinary  business  hours at the  offices  of the  Company at 480 N. Sam
Houston Parkway E., Suite 300, Houston, Texas 77060

     Information  concerning  the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

     SHAREHOLDERS  WHO DO NOT EXPECT TO BE PRESENT AT THE  MEETING IN PERSON ARE
URGED TO  COMPLETE,  DATE,  SIGN,  DETACH AND RETURN THE  ENCLOSED  PROXY IN THE
ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors

                                           /s/  Jim C. Bigham
                                           Jim C. Bigham
                                           Secretary

Houston, Texas
May 12, 2003